UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): August 9, 2005

                               REGISTER.COM, INC.
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             (Exact name of registrant as specified in its charter)


 Delaware                             000-29739                   11-3239091
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(State or other jurisdiction  (Commission File Number)  (IRS Identification No.)
of incorporation)

575 Eighth Avenue, 8th Floor, New York, New York                         10018
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               (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (212) 798-9100

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c)

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Merger Agreement

         On August 9, 2005, Register.com, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Ranger Holdco, Inc. ("Holdco"), a Delaware corporation, and Ranger Mergerco, Inc. ("Merger Sub"), a Delaware corporation. Holdco and Merger Sub are affiliated with Vector Capital Corporation ("Vector"), a private equity firm that has committed the capital to finance the acquisition and will control the Company following the completion of the transaction.

         On the terms and subject to the conditions of the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company as the surviving corporation (the "Merger"), and each share of Common Stock, par value $0.0001, of the Company ("Company Common Stock") issued and outstanding at the effective time of the Merger, other than the shares of Company Common Stock owned directly or indirectly by Holdco, Merger Sub or the Company (or any of their respective direct or indirect wholly-owned subsidiaries) and other than the shares for which Company shareholders have properly demanded appraisal ("Appraisal Shares"), will be converted into the right to receive $7.81 in cash, without interest.

         Completion of the Merger is subject to approval of the holders of a majority of the Company Common Stock. The Merger Agreement is also subject to the satisfaction of other customary conditions, including governmental and regulatory approvals, and Holdco's obligation to consummate the merger is conditioned on the Company having at least $98,000,000 of Net Cash (as defined in the Merger Agreement) at closing.

         The Merger Agreement also provides, among other things, that the Company will immediately terminate any existing activities, discussions or negotiations with any party conducted with respect to any merger, reorganization, consolidation, or other specified transactions. However, in response to an unsolicited bona fide written proposal with respect to, among other things, an acquisition of a majority of the Company Common Stock or substantially all of the Company's assets, the Company may participate in discussions or negotiations with respect to the proposal if the Company Board of Directors determines in good faith, after consultation with outside legal counsel, that the proposal constitutes, or is reasonably likely to lead to, a proposal with terms superior to those of the Merger.

         The Merger Agreement contains termination rights for both the Company and Holdco, and further provides that, upon termination of the Merger Agreement under specified circumstances, the Company may be required to pay a fee of up to $6,000,000 to Holdco.

         The Company expects to complete the transaction by the end of 2005.

Equity Commitment Letter

         In connection with the Merger, Vector, Holdco and the Company entered into an Equity Commitment Letter on August 9, 2005, whereby Vector has agreed to provide all of the financing required to consummate the transactions contemplated by the Merger Agreement, as well as to guarantee all of Holdco's obligations under the Merger Agreement.

         The above description of the Merger, Merger Agreement and related transactions and agreements is qualified in its entirety by the terms of the Merger Agreement, which is attached hereto as Exhibit 2.1.


ITEM 3.01         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         In contemplation of the Merger Agreement, on August 9, 2005, the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"), entered into Amendment No. 1 (the
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"Amendment") to the Rights Agreement effective as of October 28, 2002 (the
"Rights Agreement"), between the Company and the Rights Agent, which provides, among other things, that neither Holdco, Merger Sub, nor any of their Affiliates or Associates will become an Acquiring Person as a result of the execution of the Merger Agreement.

         The Amendment amends Section 1 of the Rights Agreement to provide that, notwithstanding any other provision of the Rights Agreement, (i) a "Distribution Date" will not be deemed to occur as a result of the execution of the Merger Agreement or the consummation of the transactions contemplated thereby, and (ii) a "Stock Acquisition Date" will not be deemed to occur as a result of the execution of the Merger Agreement or the consummation of the transactions contemplated thereby. The Amendment also amends Section 3 of the Rights Agreement to provide that nothing in the Rights Agreement, as amended, will be construed to give any person any legal or equitable rights, remedies or claims under the Rights Agreement by virtue of the execution of the Merger Agreement or by virtue of any of the transactions contemplated by the Merger Agreement, including without limitation the consummation thereof. Furthermore, the Amendment amends Section 7(a) of the Rights Agreement to provide that the Rights Agreement will terminate, and the Rights will cease to be exercisable, upon the consummation of the Merger.

         Exhibit 4.1 hereto incorporates herein a copy of the Amendment by reference to Exhibit 4.1.1 of the Company's Form 8-A/A, filed on August 9, 2005. The foregoing description is not complete and is qualified in its entirety by reference to the Amendment.


ITEM 8.01 OTHER EVENTS.

         On August 9, 2005, the Company disseminated to its employees a "Letter to Employees" and a "Sale to Vector FAQ" concerning the Merger Agreement and the Merger. A copy of the "Letter to Employees" is hereby filed as Exhibit 99.1 hereto. A copy of the "Sale to Vector FAQ" is hereby filed as Exhibit 99.2 hereto.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits.

         2.1 Agreement and Plan of Merger, by and among Ranger Holdco, Inc., Ranger Mergerco, Inc. and Register.com,Inc., dated as of August 9, 2005.

         4.1 Amendment No. 1, dated August 9, 2005, to the Rights Agreement, dated as of October 28, 2002, between Register.com, Inc. and American Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1.1. to the Register.com, Inc.
                  Form 8-A/A filed on August 9, 2005).

         99.1     Letter to Employees, dated August 9, 2005

         99.2     Sale to Vector FAQ, dated August 9, 2005





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 9, 2005                    REGISTER.COM, INC.
                                         By:   /s/ Roni Jacobson
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                                         Name:  Roni Jacobson
                                         Title: General Counsel and Secretary


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                                  EXHIBIT INDEX



         2.1 Agreement and Plan of Merger, by and among Ranger Holdco, Inc., Ranger Mergerco, Inc. and Register.com,Inc., dated as of August 9, 2005.

         4.1 Amendment No. 1, dated August 9, 2005, to the Rights Agreement, dated as of October 28, 2002, between Register.com, Inc. and American Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1.1. to the Register.com, Inc. Form 8-A/A filed on August 9, 2005).

         99.1     Letter to Employees, dated August 9, 2005

         99.2     Sale to Vector FAQ, dated August 9, 2005